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                                                                    Exhibit 10.3

                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated August 27, 2002, is entered into among SALESLINK CORPORATION, a Delaware corporation, INSOLUTIONS INCORPORATED, a Delaware corporation, ON-DEMAND SOLUTIONS, INC., a Massachusetts corporation, PACIFIC DIRECT MARKETING CORP., a California corporation, SALESLINK MEXICO HOLDING CORP., a Delaware corporation (each herein called a "Borrower" and collectively, the "Borrowers"), the lenders party hereto (herein collectively called the "Lenders" and each individually called a "Lender") and LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as Agent for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, Borrowers and Lenders are parties to a Loan and Security Agreement, dated October 30, 2001 (the "Existing Loan Agreement" and as the Existing Loan Agreement is amended and modified by this Amendment, the "Amended Loan Agreement"); and

         WHEREAS, Borrowers have requested that Lenders amend the Existing Loan Agreement in certain respects and the Lenders are willing to amend the Existing Loan Agreement in certain respects as provided herein.

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

                                    SECTION 1

                                  DEFINED TERMS

         1.1 Definitions. When used in this Agreement, the following terms shall have the following meanings:

                  "SL Supply" shall mean SL Supply Chain Services International Corp., a Delaware corporation.

                  "SL Supply Reimbursement Agreement" shall mean that certain Reimbursement Agreement dated as of August 27, 2002 between SalesLink and SL Supply.

                  "SL Supply Collateral Assignment" shall mean that certain Collateral Assignment of Reimbursement Agreement dated as of August 27, 2002 by SalesLink in favor of Agent.

         1.2 Other Definitions. Terms defined in the Existing Loan Agreement and not otherwise defined herein are used herein as therein defined.

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                                    SECTION 2

                      AMENDMENTS TO EXISTING LOAN AGREEMENT

         2.1 Addition of Definition. Section 1.1 of the Existing Loan Agreement is hereby amended by adding the following definition, in proper alphabetical order:

                  "SL Supply" shall mean SL Supply Chain Services International Corp., a Delaware corporation.

         2.2 Amendment to Letter of Credit Sublimit. The definition of "Letter of Credit Sublimit" in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting the reference to the amount "$4,000,000" and substituting therefor "$7,500,000."

         2.3 Amendment to Letter of Credit Issuance Restrictions. Section 2.13(A)(ii) of the Existing Loan Agreement is hereby amended by deleting the section in its entirety and substituting therefor the following:

                  "In no event shall: (a) the aggregate amount of the Letter of Credit Obligations at any time exceed the Letter of Credit Sublimit;
         (b) the sum at any time of (1) the aggregate amount of Letter of Credit Obligations and (2) the aggregate principal balance of all outstanding Loans issued pursuant to the Revolving Credit Facility exceed the lesser of the then current Availability and the Borrowing Base; (c) the expiration date of any Letter of Credit (including, without limitation, Letters of Credit issued with an automatic "evergreen" provision providing for renewal absent advance notice by Borrowers or the Issuing Lender), or the date for payment of any draft presented thereunder and accepted by the Issuing Lender, be later than the Letter of Credit Expiry Date; provided, however, that the expiration date of a Letter of Credit issued by Borrowers at the request or on the behalf of SL Supply shall not have an expiration date later than one year after its issuance and shall not include an automatic or "evergreen" provision providing for renewal of such Letter of Credit."

         2.4 Amendment to Use of Proceeds Covenant. Section 7.2(H) of the Existing Loan Agreement is hereby amended by deleting the section in its entirety and substituting therefore the following:

                  "Use of Proceeds. Use proceeds of the Loans as follows: (a) the proceeds of Loans under the Revolving Credit Facility shall be used to refinance certain existing debt, to finance working capital of Borrowers and their Subsidiaries and to issue Letters of Credit to vendors of SL Supply but in no event may proceeds of any Loan made under the Revolving Credit Facility be (i) used to finance operations of Borrowers or any of their Subsidiaries outside of the United States or (ii) invested, lent or otherwise contributed to any Subsidiary of any of the Borrowers, including, without limitation SalesLink de Mexico, S. de R.L. de

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         C.V., a Mexico corporation, in either case until such time as Agent shall have received evidence satisfactory to it, in its reasonable discretion, of the creation, perfection and the relative priority of a security interest in the Property of such Borrower or Subsidiary located outside of the United States including, such Borrower's or Subsidiary's Inventory and Accounts located outside of the United States together with an opinion of counsel to that effect acceptable to Agent in its reasonable discretion and (b) the proceeds of Term Loan shall be used to refinance certain existing debt and to recover Capital Expenditures made by Borrowers; but in no event may proceeds of any Loan made under the Term Loan be used to finance operations of Borrowers or any Subsidiaries outside of the United States or invested, lent or otherwise contributed to any Subsidiary of any of the Borrowers, including, without limitation SalesLink de Mexico, S. de R.L. de C.V., a Mexico corporation. In no event may proceeds of any Loan made either under the Revolving Credit Facility or the Term Loan be invested, lent or otherwise contributed to Twin Solutions LLC; and"

         2.4 Amendment to Negative Covenant Regarding Loans. Section 7.3(D) of the Existing Loan Agreement is hereby amended by deleting the section in its entirety and substituting therefore the following:

                  "Loans. Make any loans or other advances of money (other than salary) to any other Borrower, or any Affiliate, officers, directors, employees or agents of Affiliates or such Borrower or to any other Person, except for (i) such loans or advances to employees in the ordinary course of business consistent with past practice, loans or advances to any other Borrower that are subordinated to the Liabilities on terms satisfactory to Agent and (ii) the issuance of Letters of Credit to the vendors of SL Supply;"

                                    SECTION 3

                         REPRESENTATIONS AND WARRANTIES

         Each Borrower hereby jointly and severally represents and warrants to Lenders that:

         3.1 Due Authorization, etc. The execution and delivery of this Amendment, the SL Supply Reimbursement Agreement and the SL Supply Collateral Assignment and the performance of such Borrower's obligations under the Amended Loan Agreement are duly authorized by all necessary corporate action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of or constitute any default under any provision of its articles of incorporation or by-laws of that of any of its Subsidiaries or any material agreement or other document binding upon or applicable to it or any of its Subsidiaries (or any of their respective properties) or any material law or governmental regulation or court decree or order applicable to it or any of its Subsidiaries, and will not result in or require the creation or imposition of any Lien in any of its properties or the properties of any of its Subsidiaries pursuant to the provisions of any agreement binding upon or applicable to it or any of its Subsidiaries.

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         3.2      Validity. This Amendment, the SL Supply Reimbursement
Agreement and the SL Supply Collateral Assignment have been duly executed and delivered by such Borrower and by SL Supply and, together with the Amended Loan Agreement, are the legal, valid and binding obligations of such Borrower and SL Supply to the extent such Borrower is a party thereto, enforceable against such Borrower in accordance with their respective terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally.

         3.3 Representations and Warranties. The representations and warranties contained in Section 6 of the Existing Loan Agreement are true and correct on the date of this Amendment, except to the extent (a) that such representations and warranties solely relate to an earlier date or (b) changed by circumstances permitted by the Amended Loan Agreement.

                                    SECTION 4

                              CONDITIONS PRECEDENT

         The amendment to the Existing Loan Agreement set forth in Section 2 of this Amendment shall become effective upon satisfaction of all of the following conditions precedent:

         4.1 Receipt of Documents. Agent shall have received all of the following, each in form and substance satisfactory to Agent:

                  (a) Amendment. A counterpart original of this Amendment duly executed by Borrowers.

                  (b) Secretary's Certificate. A certificate of the secretary or an assistant secretary of each Borrower dated the date of the execution of this Amendment or such other date as shall be acceptable to Agent, substantially in the form of Exhibit A to this Amendment.

                  (c) Certificate. A certificate dated the date of each Borrower's execution of this Amendment and signed by the President or a Vice President of such Borrower, substantially in the form of Exhibit B to this Amendment.

                  (d) SL Supply Reimbursement Agreement. The SL Supply Reimbursement Agreement in the form of Exhibit C to this Amendment, duly executed by the parties thereto.

                  (e) SL Supply Collateral Assignment. The SL Supply Collateral Assignment in the form of Exhibit D to this Amendment, duly executed by the parties thereto.

                  (f) Other. Such other documents as Agent may reasonably request.

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         4.2      Other Conditions.  No Event of Default or Default shall have occurred and be continuing.

                                    SECTION 5

                                  MISCELLANEOUS

         5.1 Warranties and Absence of Defaults. In order to induce Lenders to enter into this Agreement, each Borrower jointly and severally hereby warrants to Lenders, as of the date of the actual execution of this Amendment,
(a) no Event of Default or Default has occurred which is continuing as of such date and (b) the representations and warranties in Section 3 of this Amendment are true and correct.

         5.2 Documents Remain in Effect. Except as amended and modified by this Amendment, the Existing Loan Agreement and the other documents executed pursuant to the Existing Loan Agreement remain in full force and effect and each Borrower hereby ratifies, adopts and confirms its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Existing Loan Agreement and the other documents executed pursuant to the Existing Loan Agreement.

         5.3 Reference to Loan Agreement. On and after the effective date of this Amendment, each reference in the Amended Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the "Loan Agreement" in any Note and in any Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Amended Loan Agreement, shall mean and be a reference to the Amended Loan Agreement.

         5.4 Headings. Headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

         5.5 Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         5.6 Expenses. Borrowers agree to pay on demand all costs and expenses of Lenders (including reasonable fees, charges and disbursements of Lenders' attorneys) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Borrowers agree to pay, and save Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment, the borrowings under the Amended Loan Agreement, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section
5.6 shall survive any termination of this Amendment or the Amended Loan
Agreement.

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         5.7      Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         5.8 Successors. This Amendment shall be binding upon Borrowers, Lenders and their respective successors and assigns, and shall inure to the benefit of Borrowers, Lenders and the successors and assigns of Lenders.

                            [signature page attached]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date first above written.

                                               BORROWERS:
                                               ---------

                                               SALESLINK CORPORATION,
                                               a Delaware corporation

                                               By: /s/ Bryce C. Boothby, Jr.
                                                   -------------------------
                                               Name: Bryce C. Boothby, Jr.
                                               Title: President and CEO

                                               INSOLUTIONS INCORPORATED,
                                               a Delaware corporation

                                               By: /s/ Bryce C. Boothby, Jr.
                                                   -------------------------
                                               Name: Bryce C. Boothby, Jr.
                                               Title: President

                                               ON-DEMAND SOLUTIONS, INC.,
                                               a Massachusetts corporation

                                               By: /s/ Bryce C. Boothby, Jr.
                                                   -------------------------
                                               Name: Bryce C. Boothby, Jr.
                                               Title: President

                                               PACIFIC DIRECT MARKETING CORP.,
                                               a California corporation

                                               By: /s/ Bryce C. Boothby, Jr.
                                                   -------------------------
                                               Name: Bryce C. Boothby, Jr.
                                               Title: President

                                               SALESLINK MEXICO HOLDING CORP.,
                                               a Delaware corporation

                                               By: /s/ Bryce C. Boothby, Jr.
                                                   -------------------------
                                               Name: Bryce C. Boothby, Jr.
                                               Title: President

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                                             LENDERS:
                                             -------

                                             LASALLE BANK NATIONAL ASSOCIATION,
                                             as a Lender and as Agent


                                             By: /s/ Meghan C. Blake
                                                 -------------------
                                             Name: Meghan C. Blake
                                             Title: Vice President

                                             CITIZEN'S BANK OF MASSACHUSETTS,
                                             as a Lender

                                             By: /s/ Ralph L. Letner
                                                 -------------------
                                             Name: Ralph L. Letner
                                             Title: Vice President

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